SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934






    Date of Report (Date of earliest event reported):  September 26, 1997

                         COCA-COLA ENTERPRISES INC.
         (Exact name of registrant as specified in its charter)





     Delaware                  01-09300                    58-0503352
    (State of            (Commission File No.)           (IRS Employer
  Incorporation)                                       Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                             (770) 989-3000
          (Registrant's telephone number, including area code)




















                                                        Page 1 of 8 pages
                                                        Exhibit Index page 4



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Item 5.   Other Events
-------   ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Consolidated Statements of Income and Balance Sheet and a summary of key financial information reporting the Company's results of operations and financial position for the third quarter and first nine months of 1997.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c) Exhibits.

          99 Consolidated Statements of Income (unaudited) for the third quarter and first nine months of 1997 and 1996, Consolidated Balance Sheets (unaudited) as of September 26, 1997 and December 31, 1996, and a summary of key financial information for the reported periods.









































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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)
                                         /s/  LOWRY F. KLINE
Date: October 28, 1997                By:-----------------------------
                                          Lowry F. Kline
                                          Senior Vice President
                                          and General Counsel




































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                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                        Page
-----------                                                        ----

    99        Consolidated Statements of Income (unaudited)          5
              for the third quarter and first nine months of 1997 and 1996, Consolidated Balance Sheets
              (unaudited) as of September 26, 1997 and
              December 31, 1996, and a summary of key financial information for the reported periods.















































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